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                                                                    EXHIBIT 23.1




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-92824, 333-65361, 333-65359 and 333-65363 on Form S-8 of our report dated
March 6, 2000, appearing in the Annual Report on Form 10-K of Franklin Financial Corporation for the year ended December 31, 1999.



/s/ DELOITTE & TOUCHE LLP


Nashville, Tennessee
March 29, 2000